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                                                                   EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated February 7, 1997 included in the Company's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                ARTHUR ANDERSEN LLP


Chicago, Illinois
June 17, 1997